Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO REGIONAL MANUFACTURING AGREEMENT

This First Amendment to Regional Manufacturing Agreement (this “Amendment”) is entered into on April 28, 2017 (the “Effective Date”), by and between The Coca-Cola Company, a Delaware corporation (“Company”), and Coca-Cola Bottling Co. Consolidated, a Delaware corporation (“Bottler”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement (as hereinafter defined and as amended hereby).

RECITALS

WHEREAS, Company and Bottler are parties to that certain Regional Manufacturing Agreement (the “Agreement”), having an effective date of March 31, 2017; and

WHEREAS, Company and Bottler now wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of these promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.The parties hereto hereby amend the Agreement by adding the following to Exhibit A (Regional Manufacturing Facilities): “Twinsburg, OH”.

2.Other than as expressly amended by this Amendment, the Agreement will continue in effect in accordance with its terms.

3.This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to principles of conflict of laws.

4.This Amendment may be signed in counterparts, which together shall constitute one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized representatives as of the date first written above.

THE COCA‑COLA COMPANY

By:	/s/ J. A. M. Douglas, Jr.
Authorized Representative

COCA‑COLA BOTTLING CO. CONSOLIDATED

By:	/s/ Lawrence K. Workman, Jr.
Authorized Representative

Signature Page to Amendment to Regional Manufacturing Agreement